                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each director of Heritage Financial Corporation (the "Company") whose signature appears below, hereby appoints Donald V. Rhodes, as his or her attorney to sign, in his or her name and behalf and in any and all capacities stated below, the Company's Registration Statement on Form S-8 (the "Registration Statement(s)") for the registration of securities in connection with the participation of directors and employees in and acquisition of securities through the Company's 1998 Stock Option and Registered Stock Award Plan and likewise to sign any and all amendments and other documents relating thereto as shall be necessary to cause the Registration Statement(s) to become effective (including post-effective amendments) and to sign any and all such documents upon the advice of legal counsel to carry out the exercise and sale of the option shares, each such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation and hereby ratifying all of that any such attorney or his substitute may do by virtue hereof. This Power of Attorney has been signed by the following persons in the capacities indicated on the 29th day of January, 1999.

     Signature                             Title
     ---------                             -----
/s/ Donald V. Rhodes
___________________________               Director
Donald V. Rhodes


___________________________               Director
Lynn M. Brunton

/s/ John A. Clees
___________________________               Director
John A. Clees

/s/ Daryl D. Jensen
___________________________               Director
Daryl D. Jensen

/s/ H. Edward Odegard
___________________________               Director
H. Edward Odegard

/s/ James P. Senna
___________________________               Director
James P. Senna


___________________________               Director
Peter K. Wallerich


___________________________               Director
Philip S. Weigand